                         NOTICE OF GUARANTEED DELIVERY

                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF

                            LUMEN TECHNOLOGIES, INC.

     As set forth in Section 3 of the Offer to Purchase described below, this Notice of Guaranteed Delivery or one substantially in the form hereof must be used to tender shares of common stock, par value $0.01 per share (the "Shares"), of Lumen Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the Offer (as defined below) if certificates evidencing Shares are not immediately available or the certificates evidencing Shares and all other required documents cannot be delivered to BankBoston, N.A. (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Depositary.

                        The Depositary for the Offer is:

                                BANKBOSTON, N.A.

                                    By Hand:

                                     STARS
                SECURITIES TRANSFER AND REPORTING SERVICES, INC.
                           c/o Boston EquiServe L.P.
                               One Exchange Plaza
                             55 Broadway, 3rd Floor
                               New York, NY 10006

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
             By Mail:                  By Facsimile Transmission:             Overnight Courier:
          BANK OF BOSTON                     (781) 575-2232                     BANK OF BOSTON
     Corporate Reorganization                (781) 575-2233             Attn: Corporate Reorganization
          P.O. Box 8029                                                       150 Royall Street
      Boston, MA 02266-8029                                                    Canton, MA 02021
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                             Confirm by Telephone:

                                 (800) 730-4001

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Lighthouse Weston Corp., a Delaware corporation and a wholly owned subsidiary of EG&G, Inc., a Massachusetts corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 27, 1998 (the "Offer to Purchase") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Signature(s):
Name(s) of Record Holders:
                              Please Type or Print

Number of Shares:
Share Certificate Number(s) (if available):
Dated , 1998
Address:
                                                                        Zip Code

Area Code and Tel. Number:
[ ] Check here if Shares will be tendered by book-entry transfer
The Depository Trust Company Account Number:

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to either deliver to the Depositary certificates evidencing all the Shares tendered hereby, in proper form for transfer, or to deliver such Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

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
-----------------------------------------------    -----------------------------------------------
                 Name of Firm                                   Authorized Signature

-----------------------------------------------    -----------------------------------------------
                    Address                                             Name

-----------------------------------------------    -----------------------------------------------
                   Zip Code                                             Title

                                                   Dated:                                      ,1998
-----------------------------------------------           -------------------------------------
        Area Code and Telephone Number
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NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.